Mirae Asset Discovery Funds

(the “Funds”)

Supplement dated January 4, 2017 to the Funds’ Statements of Additional Information dated August 26, 2016

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds’ Statements of Additional Information (“SAIs”) dated August 26, 2016.

The “Investments in China A Shares” sub-section under the “Investment Strategies and Risks” section of the SAI is deleted in its entirety and replaced with the following:

Investments in China A Shares (All Funds). The Funds have access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and the Shenzen-Hong Kong Stock Connect (“Stock Connect”). Stock Connect is a mutual market access program through which foreign investors such as the Funds can deal in selected securities listed on a PRC stock exchange through the Hong Kong Stock Exchange (“SEHK”) and the clearing house in Hong Kong.

Stock Connect currently is comprised of the following: a Northbound Trading Link, through which Hong Kong and overseas investors like the Funds, through their Hong Kong brokers and a securities trading service company established by SEHK, may purchase and hold securities listed on the Shanghai Stock Exchange (“SSE”) and  Shenzen Stock Exchange ("SZSE"); and a Southbound link, through which PRC investors may purchase and hold shares listed on the SEHK.

Under Stock Connect, overseas investors, such as the Funds, may be allowed, subject to rules and regulations issued/amended from time to time, to trade certain China A Shares listed on the SSE or SZSE (the “Stock Connect Shares”) through the Northbound Trading Link. As of the date hereof, the eligible shares listed on the SSE or SZSE, consist of (a)  the constituent  stocks of the SSE 180 Index; (b) the constituent stocks of the SSE 380 Index; (c) all the SSE-listed China A Shares that are not included as constituent stocks of the relevant indices but which have corresponding H-Shares listed on SEHK, except (i) those SSE-listed shares which are not traded in RMB and (ii) those SSE-listed shares which are included in the “risk alert board;” and  (d) certain selected securities listed on the SZSE including any constituent stock of the SZSE Component Index and SZSE Small/Mid Cap Innovation Index which has a market capitalization of RMB6 billion or above and all SZSE-listed shares of companies which have issued both China A-Shares and H shares.  The list of eligible securities may be changed subject to the review and approval by the relevant Chinese regulators from time to time. Hong Kong and overseas investors may only trade and settle SSE Securities in RMB.

Risks associated with investing in China A shares through Stock Connect, include, but are not limited to, the following:

Quota Limitations Risk — Trading under Stock Connect is subject to quota limitations.  A daily quota (“Daily Quota”) is imposed to limit the maximum net buy value of cross-boundary trades under Stock Connect for each day and will be reset every day. In particular, once the remaining balance of the Northbound Daily Quota drops to zero or the Northbound Daily Quota is exceeded during continuous trading or the opening call session, new buy orders will be rejected (though investors will be allowed to sell their cross-boundary securities regardless of the quota balance) for the remainder of the day. These quotas are not particular to the Funds, the Investment Manager or sub-manager, but apply to all market participants generally. If the Investment Manager or sub-manager is unable to purchase additional Stock Connect Shares, their ability to implement the Funds’ respective investment strategies may be adversely affected.

Manual or Block Trade Not Allowed — The investment options of the Funds are limited because manual trade, block trade, internalization or reporting are not allowed for Stock Connect Shares.

Suspension Risk —SEHK, SZSE and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and for managing risks prudently, which could adversely affect the relevant Funds’ ability to access the mainland China market.

Restrictions on Day Trading — An investor is only permitted to sell Stock Connect Shares on or after “T+1” day if such an investor buys Stock Connect Shares on “T” day because Stock Connect does not allow day (turnaround) trading. If the Funds wish to sell Stock Connect Shares on a specific trading day, the investment options of the Funds are consequently limited.

Differences in Trading Day —Stock Connect only operates on days when both the mainland China and Hong Kong markets are open for trading and when banks in all relevant markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors cannot carry out any China A Share trading because it is not a day on which the Hong Kong market is open for trading. The Funds may be subject to a risk of price fluctuations in China A Shares during the time when Stock Connect is not trading as a result.

Clearing and Settlement and Custody Risks —The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for establishing the clearing links, and each of HKSCC and ChinaClear is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the CSRC. The possibility of ChinaClear defaulting is considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares traded through Stock Connect are issued in scripless form.  As such, Hong Kong and overseas investors, such as the Funds, will not hold any physical China A Shares acquired through the Northbound Trading Link and should maintain their SSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for clearing securities listed or traded on SEHK (the “Central Clearing System”).

Operational Risk —Stock Connect provides a new channel for investors from Hong Kong and overseas to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. It should be appreciated that the securities regimes and legal systems of the China and Hong Kong markets differ significantly, and in order for the trial program to operate, market participants may need to address issues arising from the differences on an on-going basis. Further, the “connectivity” in the Stock Connect program requires routing orders across the border. This requires the development of new information technology systems on the part of the SEHK and exchange participants (e.g., the new order routing system to be set up by SEHK to which exchange participants need to connect). There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Funds’ ability to access the China A Share market (and hence to pursue their investment strategy) may be adversely affected.

Recalling Risk and Trading Restrictions —A stock may be recalled from the scope of eligible Stock Connect Shares for trading via Stock Connect for various reasons, and in such event, the stock can only be sold but will be restricted from being bought. The Investment Manager’s or sub-manager’s ability to implement the Funds’ investment strategies may be adversely affected.

Nominee Arrangements in Holding China A Shares —HKSCC is the “nominee holder” of the Stock Connect Shares acquired by overseas investors, such as the relevant Funds, through Stock Connect. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the SSE Securities acquired through Stock Connect in accordance with applicable laws. However, the courts in China may find that a nominee or custodian, as the registered holder of the Stock Connect Shares, has full ownership thereof. Even if the concept of beneficial owner is recognized under Chinese law, a Chinese court may find that those SSE Securities form part of the pool of assets of such nominee or custodian available for distribution to creditors of such nominee or custodian and/or that a beneficial owner has no rights whatsoever in respect thereof. Consequently, the Funds cannot ensure that the Funds’ ownership of Stock Connect Shares or title thereto is assured in all circumstances.

Under the rules of the Central Clearing System, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect Shares in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, these Funds may suffer difficulties or delays in enforcing their rights in China A Shares.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Funds, or anyone acting on behalf of the Funds, will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that a Fund suffers losses resulting from the performance or insolvency of HKSCC.

Investor Compensation —Investments of a Fund through the Northbound Trading Link under Stock Connect will not be covered by Hong Kong’s Investor Compensation Fund (which was established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong), because such investments do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited. On the other hand, because such investments are carried out through securities brokers in Hong Kong and not mainland Chinese brokers, they are also not protected by the China Securities Investor Protection Fund in China.

Trading Costs —In addition to paying trading fees and stamp duties in connection with China A Share trading, the Funds may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers under Stock Connect, which are yet to be determined by the relevant authorities.

Currency Risk —The price of RMB may fluctuate. If a Fund holds a class of shares denominated in a local currency other than RMB, that Fund will be exposed to currency risk if the Fund needs to convert the local currency into RMB for investments in China A Shares via Stock Connect. Such Fund will also incur conversion costs.

Local Market Rules, Foreign Shareholding Restrictions and Disclosure Obligations —Under Stock Connect, China listed companies and trading of China A Shares are subject to market rules and disclosure requirements in the China stock market. Any changes in laws, regulations and policies of the China A Shares market or rules in relation to Stock Connect may affect share prices. There are also foreign shareholding restrictions and disclosure obligations that are applicable to China A Shares acquired via Stock Connect.

The Funds will be subject to restrictions on trading (including a restriction on retention of proceeds) in China A Shares as a result of its interest in the China A Shares. The Funds are solely responsible for compliance with all notifications, reports and relevant requirements in connection with their interests in China A Shares.

Under the current mainland China rules, once an investor holds more than 5% of the shares of a company listed on the SSE or SZSE, the investor is required to disclose its interest within three working days during which time it cannot trade the shares of that company. The investor is also required to disclose any change in its shareholding and comply with related trading restrictions in accordance with the mainland China rules. According to existing mainland China practices, a Fund, as a beneficial owner of China A Shares traded via Stock Connect, cannot appoint proxies to attend shareholders’ meetings on its behalf.

Regulatory Risk —The CSRC Stock Connect rules are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules, such as in liquidation proceedings of Chinese companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and to implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Funds which may invest in mainland China markets through Stock Connect may be adversely affected as a result of such changes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE